SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2003

NIMBUS GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	0-15034	01-0656115

(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 N.E. 191st Street, Aventura, Florida 33180

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (305) 692-3732

(Former name or former address, if changed since last report)

ITEM 4. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

     NIMBUS GROUP, INC. (the “Registrant”) has dismissed Berkovitz, Lago & Company, LLP (“BERKOVITZ”) as the Registrant’s independent accountant, effective August 6, 2003.

     (a)  Previous Independent Accountants.

(i)	Effective August 6, 2003, BERKOVITZ was dismissed as the principal accountants to audit Registrant’s financial statements.

(ii)	The report of BERKOVITZ on the financial statements of Registrant for the past fiscal year contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle; however, the report was modified to include an explanatory paragraph wherein BERKOVITZ expressed substantial doubt about the Registrant’s ability to continue as a going concern.

(iii)	The decision to dismiss BERKOVITZ was recommended by management of the Registrant and approved by the Registrant’s Audit Committee.

(iv)	In connection with its audit for the most recent fiscal year and including the interim period up to and including the date of dismissal, there have been no disagreements with BERKOVITZ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BERKOVITZ would have caused them to make reference thereto in their report on the financial statements for such year; however, the report was modified to include an explanatory paragraph wherein BERKOVITZ expressed substantial doubt about the Registrant’s ability to continue as a going concern.

(v)	During the most recent fiscal year and including the interim period up to and including the date of dismissal, the Registrant has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Registrant requested BERKOVITZ furnish a letter addressed to the Securities and Exchange Commission stating whether or not BERKOVITZ agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated August 7, 2003, is filed as Exhibit 16.1 to this Form 8-K.

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     (b)  Engagement of New Independent Accountants.

(i)	Effective August 6, 2003, the Registrant engaged the accounting firm of Rachlin, Cohen & Holtz, LLP (“RCH”) as the Registrant’s new independent accountants to audit the Registrant’s financial statements for the proximate fiscal year end (see Item 8 below).

(ii)	The Registrant has not consulted with RCH during the last two years or subsequent interim period up to and including the date RCH was engaged on either the application of accounting principles or type of opinion RCH might issue on the Registrant’s financial statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

16.1	Letter of Berkovitz, Lago & Company LLP pursuant to Item 304 of Regulation S-B.

ITEM 8. CHANGE IN FISCAL YEAR

     Effective August 6, 2003, the Registrant has determined to change its fiscal year from that used in its most recent filing with the SEC (December 31, 2003). The date of the new fiscal year end shall be June 30. The Registrant intends to file a transition report on Form 10-K to cover the transition period of January 1, 2003 through June 30, 2003, pursuant to the Securities Exchange Act of 1934, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIMBUS GROUP, INC.

By: /s/ Sandy Orr

Sandy Orr, Chief Financial Officer

DATED: August 8, 2003

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